Exhibit 10.19

Atlantic Canada Opportunity Agency	Agence de promotion économique du Canada atlantique

	Nova Scotia Office P.O. Box 2284 Station "M" Halifax, N.S. B3J 3C8 Tel: (902) 426-8361 Fax: (902) 426-2054	Bureau de la Nouvelle-Écosse Casier postal 2284 Succ. "M" Halifax (N.-É.) B3J 3C8 Tél: (902) 426-8361 Téléc.: (902) 426-2054
CONTRACT AMENDMENT

Atlantic Canada Opportunity Agency
Nova Scotia
Agence de promotion économique
du canada atlantique n-é

REC'D SEP 06 2002

CTS #________________________

FILE #________________________

REF TO_______________________

Project No: 6004-60-30916-1

Amendment #2

AUG 22 2002

Navitrak Engineering Incorporated,

Navitrak International Corporation, and

Navitrak Systems Inc.

1660 Hollis Street, Suite 904

Halifax, NS B3J 1V7

Attention: Mr. Joel Strickland

Dear Mr. Strickland:

Re:	Business Development Program

This is in reference to our offer of a repayable contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc.

We concur with your request to amend our letter of offer and, as a result, the following clauses are hereby amended:

Clause 3.01 is hereby deleted and replaced with the following:

"3.01	The Applicant shall repay the Contribution to the Agency as follows:
(a)	five (5) installments of $2,320.83 for the period April 1, 2001 to August 1, 2001 inclusive;
(b)	one (1) installment of $1,094.09 for the month of September 1, 2001;

(c)	one (1) installment of $2,320.83 for the month of January 1, 2002; and
(d)	thirty-six (36) installments of $1,904.00 for the period April 1, 2003 to March 1, 2006 inclusive; however, the last instalment will be adjusted to include all sums owing."

Clause 3.07 is hereby added:

"3.07

The amended repayment schedule as outlined in clause 3.01 will become effective when the Applicant has provided payment of interest arrears to the Agency (to be processed using pre-authorized debit instructions on file)."

Clause 4.02 (b) is hereby deleted and replaced with the following:

"4.02 (b)	The Applicant shall ensure the Project is completed as described in the Statement of Work (Annex 1) on or before March 31, 2003."

Clause 4.06 is hereby added:

"4.06

Acceptance of this amendment acknowledges the Applicant's agreement that the Agency will register an offset with the Canada Customs and Revenue Agency in the amount of $95,099.93 ($68,530.93 - balance of Project # 6004-60-30916-1 and $26,569.00 - balance of Project # 6004-60-29678-1). Registration of an offset will enable the Agency to apply any amounts due to the Applicant from the Canada Customs and Revenue Agency (tax credits, etc.) to outstanding balances owed to the Agency.

The Agency agrees to review the requirement for an offset upon submission of financial information indicating a financial position which is satisfactory to the Agency."

Clause 4.07 is hereby added:

"4.07

Prior to each disbursement, the Applicant shall provide the Agency with current financial statements and cashflow projections. It is agreed that, should the Agency not be satisfied with the financial position of the Applicant, this Agreement and related funding may be terminated."

Annex 1 is hereby deleted and replaced with the attached Annex 1 (amended) which reflects the change of project scope.

All other terms and conditions of our letter of offer remain unchanged.

This amendment will become effective upon receipt by the Agency, no later than thirty (30) days from the date appearing on this letter, of your written acceptance, which may be signified by appropriately dating and signing the duplicate copy of this letter and returning it to the undersigned at the address appearing above.

If further information is required, you can contact your Account Manager, Elinor Richardson, at (902) 426-1287 or at 1-800-565-1228.

Yours sincerely,

/s/ Laurie Cameron	for

Stuart MacDonald

Director, Programs

Nova Scotia

/sww

The foregoing amendment is hereby accepted this 03 day of September, 2002.

Navitrak Engineering Incorporated
(Project No.: 6004-60-30916-1)

Per:	/s/ Elizabeth A. Duncan	Per:	/s/ Joel Strickland
	(Signature)		(Signature)

	Interim Chief Financial Officer		Interim CEO
	(Title)		(Title)
(Corporate Seal)

Navitrak International Corporation
(Project No.: 6004-60-30916-1)

Per:	/s/ Elizabeth A. Duncan	Per:	/s/ Joel Strickland
	(Signature)		(Signature)

	Interim Chief Financial Officer		Interim CEO
	(Title)		(Title)
(Corporate Seal)

Navitrak Systems Inc.
(Project No.: 6004-60-30916-1)

Per:	/s/ Elizabeth A. Duncan	Per:	/s/ Joel Strickland
	(Signature)		(Signature)

	Interim Chief Financial Officer		Interim CEO
	(Title)		(Title)
(Corporate Seal)

ANNEX 1 (Amended)

Project No: 6004-60-30916-1

Statement of Work

Project Description:

The Applicant will implement a quality control system. Eligible costs will include the engagement of a quality assurance consultant, a full time quality assurance/quality control manager, quality assurance activities, and the purchase of specialized equipment.

Project Location:

Halifax, Nova Scotia

Project and Financing:

Total Costs		Financing

Quality assurance activities	$ 25,391	ACOA Repayable Contribution	$ 83,550
Quality assurance manager	42,221	Working Capital	27,850
Quality assurance consultant	40,000
Specialized equipment	3,788
	$111,400		$111,400

Eligible Costs:

Quality assurance activities	$ 25,391
Quality assurance manager	42,221
Quality assurance consultant	40,000
Specialized equipment	3,788
$111,400

Amendment #2

Atlantic Canada Opportunities Agency

Agence de promotion économique du Canada atlantique

2002/09/24

Planned Repayment Schedule/Cédule de remboursements

Applicant:	Navitrak Engineering Incorporated, Navitrak International Corpora
Account Number / # de compte:	6030916 1
Number of Repayments / # de versements:	45
Total Planned / Montant planifié:	84,205.91

Start Date / Premier versement:	2001/04/0
End Date / Dernier versement:	2006/03/01

Paymt #/	Due Date/	Amts Due/	Amts Repaid/
# du paiement	Date d'echeance	Mtnts à payer	Mtnts remboursés
1	2001/04/01	2,320.83	(2,320.83)
2	2001/05/01	2,320.83	(2,320.83)
3	2001/06/01	2,320.83	(2,320.83)
4	2001/07/01	2,320.83	(2,320.83)
5	2001/08/01	2,320.83	(2,320.83)
6	2001/09/01	1,094.09
7	2002/01/01	2,320.83	(2,320.83)
8	2002/09/01	306.00	- interest arrears (process with DAO)
9	2002/09/06	349.91	- interest paid
10	2003/04/01	1,904.00
11	2003/05/01	1,904.00
12	2003/06/01	1,904.00
13	2003/07/01	1,904.00
14	2003/08/01	1,904.00
15	2003/09/01	1,904.00
16	2003/10/01	1,904.00
17	2003/11/01	1,904.00
18	2003/12/01	1,904.00
19	2004/01/01	1,904.00
20	2004/02/01	1,904.00
21	2004/03/01	1,904.00
22	2004/04/01	1,904.00

23	2004/05/01	1,904.00
24	2004/06/01	1,904.00
25	2004/07/01	1,904.00
26	2004/08/01	1,904.00
27	2004/09/01	1,904.00
28	2004/10/01	1,904.00
29	2004/11/01	1,904.00
30	2004/12/01	1,904.00
31	2005/01/01	1,904.00
32	2005/02/01	1,904.00
33	2005/03/01	1,904.00
34	2005/04/01	1,904.00
35	2005/05/01	1,904.00
36	2005/06/01	1,904.00
37	2005/07/01	1,904.00
38	2005/08/01	1,904.00
39	2005/09/01	1,904.00
40	2005/10/01	1,904.00
41	2005/11/01	1,904.00
42	2005/12/01	1,904.00
43	2006/01/01	1,904.00
44	2006/02/01	1,904.00
45	2006/03/01	1,890.93